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                              Janus Investment Fund
                             Janus Money Market Fund
                       Janus Government Money Market Fund

                        Supplement dated October 16, 2008
                       to Currently Effective Prospectuses

The United States Department of the Treasury (the "Treasury Department"), through the Exchange Stabilization Fund ("ESF"), has established a Temporary Guarantee Program for money market mutual funds (the "Program"). The Board of Trustees of the Janus Funds has approved the participation of each Janus money market fund, including Janus Money Market Fund and Janus Government Money Market Fund, in the Program.

Subject to the terms of the Program and the availability of money available to the ESF for that purpose, the Treasury Department will guarantee the share price of participating money market funds that seek to maintain a stable net asset value of $1.00 per share, subject to certain conditions described below. There is a cost to the Funds for participating in the Program.

The Program will make payments only if and when a Fund's market-based net asset value per share declines below $0.995 (a "Guarantee Event"). The Program includes various conditions and limitations, including the following:

     - The Program protects only shareholders of record as of September 19, 2008.
     - For each shareholder, the Program guarantees the lesser of (i) the amount held in a Fund as of the close of business on September 19, 2008 or (ii) the number of shares held in a Fund on the date of the Guarantee Event.
     - A Fund must be in liquidation to trigger payments to shareholders from the Program.
     - The Program will be funded with the assets available to the ESF.

The Treasury Department has stated that the ESF has approximately $50 billion of assets available to it, and the Secretary of the Treasury Department (the "Secretary") reserves the right to use the assets of the ESF for purposes other than the Program.

In the event that a Fund "breaks the buck" (i.e., the Fund has a Guarantee Event), a guarantee payment will generally be made to shareholders through such Fund within approximately 30 days, subject to possible extensions at the discretion of the Treasury.

The initial term of the Program expires on December 18, 2008. The Secretary has the option to extend the program after that date, but only up to the close of

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business on September 18, 2009. The Program will terminate at the end of the initial three-month period, unless the Secretary extends it. If the Program is extended, in order to maintain coverage, a Fund would have to renew its participation in the Program after each extension and pay an additional fee. If a Fund does not elect to continue to participate, or becomes ineligible to participate in the Program, the share price of the Fund will no longer be guaranteed at $1.00 per share by the Treasury Department.

The cost to a Fund of participating in the Program is borne by all shareholders of the Fund, including subsequent shareholders who are not protected by the Program. That cost may reduce the yield on the Fund. The upfront cost of participating in the Program for the initial three-month coverage period was 0.01% of the net assets of the Fund as of September 18, 2008 and is not reflected in the fee table of the Funds' current prospectus.

The Treasury Department contemplates that the Program will operate in conjunction with other shareholder protections provided in the Investment Company Act of 1940, as amended (the "1940 Act"), and the rules and regulations thereunder.

                Please retain this Supplement with your records.

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                              Janus Investment Fund
                             Janus Money Market Fund
                       Janus Government Money Market Fund

                        Supplement dated October 16, 2008
           to Currently Effective Statements of Additional Information

The United States Department of the Treasury (the "Treasury Department"), through the Exchange Stabilization Fund, has established a Temporary Guarantee Program for money market mutual funds (the "Program"). The Board of Trustees of the Janus Funds has approved the participation of each Janus money market fund, including Janus Money Market Fund and Janus Government Money Market Fund, in the Program. For additional details, please see the Funds' prospectus as may be supplemented.

The Treasury Department contemplates that the Program will operate in conjunction with other shareholder protections provided in the Investment Company Act of 1940, as amended (the "1940 Act"), and the rules and regulations thereunder.

                Please retain this Supplement with your records.